LIBERTY ALL–STAR® GROWTH FUND

ASG

1ST QUARTER MARCH 31, 2011

ALL-STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

Fund Statistics
	Year 2010	1st Quarter 2011

Period End Net Asset Value (NAV)	$4.57	$4.86

Period End Market Price	$4.25	$4.61

Period End Discount	7.0%	5.1%

Distribution	$0.25	$0.07

Market Price Trading Range	$2.95 to $4.33	$4.20 to $4.62

Discount Range	6.3% to 16.2%	5.1% to 8.2%

Performance

Shares Valued at NAV	21.47%	7.92%

Shares Valued at NAV with Dividends Reinvested	21.79%	8.07%

Shares Valued at Market Price with Dividends Reinvested	34.84%	10.22%

NASDAQ Composite Index	18.02%	5.05%

Russell 3000 Growth Index	17.64%	6.30%

S&P 500 Index	15.06%	5.92%

Lipper Multi-Cap Growth Mutual Fund Average*	18.62%	6.28%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	29th	18th

Number of Funds in Category	433	488

*	Percentile rank calculated using the Fund’s NAV Reinvested return within the Lipper Multi-Cap Growth Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000® Growth Index and the S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 16.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

Fellow Shareholders:	April 2011

Equity markets proved to be resilient in the first quarter, as they overcame uncertainties that ringed the globe—from turmoil in Libya and the Middle East to the tragedy in Japan to mixed economic signals in the U.S. The S&P 500 Index returned 5.92 percent, rising for the third consecutive quarter and the seventh out of the last eight dating to the start of the market rebound in March 2009. The widely followed Dow Jones Industrial Average gained 7.07 percent—marking its best first quarter advance in percentage terms in 12 years. In terms of Growth indices, the Russell 3000® Growth Index and the NASDAQ Composite Index gained 6.30 percent and 5.05 percent, respectively, during the first quarter.

Despite the positive conclusion, stocks were volatile over the quarter—which was to be expected given headline events that kept financial markets on edge. The S&P 500 gained 2.37 percent in January and picked up further momentum with a 3.43 percent advance in February. But investors were unnerved by a combination of factors in March, primarily: the catastrophe and ensuing nuclear crisis in Japan, the world’s third-largest economy, beginning on March 11. At the close of the quarter, however, even March was positive, as the S&P 500 eked out a 0.04 percent monthly advance.

In terms of sentiment overall, despite the “wall of worry” over global geopolitical events and domestic economic trends, the market had a positive tone to it. For the first time in two years, investors put more money into stocks than into bonds, according to Thomson Reuters. Equity funds had estimated net inflows of $48.7 billion (bond funds took in an estimated $27.5 billion).

Growth stocks enjoyed a strong quarter, as the Russell 3000® Growth Index topped the S&P 500 Index returning 6.30 percent versus 5.92 percent. The 5.05 percent return posted by the growth-oriented NASDAQ Composite Index lagged the other indices, however, as some of the mega-cap information technology giants showed flat to moderately negative returns.

For the quarter, Liberty All-Star® Growth Fund returned 7.92 percent with shares valued at net asset value (NAV), 8.07 percent with shares valued at NAV with dividends reinvested and 10.22 percent with shares valued at market price with dividends reinvested. These returns were strong on both an absolute and relative basis, as all three measures of return topped the previously cited S&P 500 Index, Russell 3000® Growth Index and NASDAQ Composite Index. The Fund’s performance ranked it in the 18th percentile of its peer group, the Lipper Multi-Cap Growth Mutual Fund Average, which advanced 6.28 percent for the quarter. The Fund’s good first quarter builds on strong absolute and relative returns for 2010, as summarized in the table on the facing page. For the year 2010, the Fund ranked in the 29th percentile among peer funds in the Lipper universe.

The discount at which Fund shares traded relative to their underlying NAV ranged from 5.1 percent to 8.2 percent over the quarter, representing a continuation of the trend toward narrower

First Quarter Report (Unaudited) | March 31, 2011	1

President’s Letter	Liberty All-Star® Growth Fund

discounts that the Fund experienced last year, when the discount was as wide as 16.2 percent at one point. This is a trend within the closed-end fund industry, as well, and is a welcome development that we hope will continue.

We are pleased that the Fund has once again demonstrated its value as a high quality, growth equity holding. And, we are gratified that the equity market continued to make gains in the first quarter of 2011. Be assured that we at Liberty All-Star® Growth Fund will remain vigilant and committed to managing the Fund in the best long-term interests of shareholders.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2011 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010	0.25
2011 1st Quarter	0.07

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2011	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
March 31, 2011 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Apple, Inc.	2.04%
C.H. Robinson Worldwide, Inc.	2.04
Salesforce.com, Inc.	2.01
Rockwell Automation, Inc.	1.89
QUALCOMM, Inc.	1.74
Intuitive Surgical, Inc.	1.67
Core Laboratories N.V.	1.66
Oceaneering International, Inc.	1.64
FMC Technologies, Inc.	1.62
IHS, Inc., Class A	1.56
Baidu, Inc.	1.53
VeriFone Systems, Inc.	1.52
Expeditors International of Washington, Inc.	1.46
Google, Inc., Class A	1.43
ARM Holdings Plc	1.40
ACE Ltd.	1.40
Resources Connection, Inc.	1.32
Rue21, Inc.	1.31
Schlumberger Ltd.	1.26
LKQ Corp.	1.26
31.76%

Economic Sectors*	Percent of Net Assets
Information Technology	25.94%
Industrials	17.38
Health Care	14.33
Consumer Discretionary	11.92
Financials	11.01
Energy	10.21
Consumer Staples	3.17
Materials	2.05
Telecommunication Services	1.23
Utilities	0.67
Other Net Assets	2.09
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

The following are the major ($500,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2011.

Security Name	Purchases (Sales)	Shares as of 3/31/11

Purchases
ARM Holdings PLC	18,550	72,750
Baidu, Inc.	7,100	16,200
CARBO Ceramics, Inc.	6,000	6,000
FARO Technologies, Inc.	16,807	19,267
Fossil, Inc.	8,900	8,900
Silver Wheaton Corp.	14,700	14,700
SuccessFactors, Inc.	22,800	22,800

Sales
Akamai Technologies, Inc.	(16,200)	0
Cisco Systems, Inc.	(59,405)	0
Genzyme Corp.	(11,500)	0
IntercontinentalExchange, Inc.	(5,000)	0
Masimo Corp.	(28,242)	26,750
Plains Exploration & Production Co.	(19,300)	17,800
The Procter & Gamble Co.	(11,870)	0
SMART Technologies, Inc., Class A	(77,200)	0

First Quarter Report (Unaudited) | March 31, 2011	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Growth Fund

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 16 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2011 (Unaudited)

	RUSSELL GROWTH:

	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	M.A. WEATHERBIE	TCW (MID-CAP)	TCW (LARGE-CAP)	TOTAL FUND
Number of Holdings	1,252	490	624	60	55	32	130*
Weighted Average Market Capitalization (billions)	$1.6	$8.6	$91.2	$2.8	$6.5	$59.5	$22.0
Average Five-Year Earnings Per Share Growth	14%	12%	11%	12%	20%	25%	19%
Dividend Yield	0.5%	0.8%	1.4%	0.3%	0.4%	0.6%	0.4%
Price/Earnings Ratio**	23x	22x	18x	27x	32x	26x	28x
Price/Book Value Ratio	4.9x	5.1x	4.8x	5.4x	8.1x	5.9x	6.5x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (97.91%)
CONSUMER DISCRETIONARY (11.92%)
Automobiles (0.47%)
Thor Industries, Inc.	20,370	$679,747

Distributors (1.26%)
LKQ Corp.(a)	76,135	1,834,853

Diversified Consumer Services (1.56%)
Capella Education Co.(a)	17,246	858,678
Global Education & Technology Group Ltd.(a)(b)	55,044	337,420
Strayer Education, Inc.(a)	6,400	835,136
Xueda Education Group(a)(b)	26,234	250,797

		2,282,031

Hotels, Restaurants & Leisure (1.11%)
BJ’s Restaurants, Inc.(a)	20,711	814,564
Ctrip.com International Ltd.(a)(b)	19,466	807,644

		1,622,208

Household Durables (0.63%)
Harman International Industries, Inc.	19,704	922,541

Internet & Catalog Retail (2.47%)
Amazon.com, Inc.(a)	9,140	1,646,388
E-Commerce China Dangdang, Inc.(a)(b)	28,873	595,650
priceline.com, Inc.(a)	2,700	1,367,388

		3,609,426

Specialty Retail (2.69%)
CarMax, Inc.(a)	29,200	937,320
Monro Muffler Brake, Inc.	10,702	352,952
Rue21, Inc.(a)	66,232	1,907,482
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	15,340	738,314

		3,936,068

Textiles, Apparel & Luxury Goods (1.73%)
Fossil, Inc.(a)	8,900	833,485
Gildan Activewear, Inc.	23,400	766,818
Under Armour, Inc., Class A(a)	13,510	919,356

		2,519,659

CONSUMER STAPLES (3.17%)
Food & Staples Retailing (1.17%)
Costco Wholesale Corp.	12,500	916,500
CVS Caremark Corp.	23,100	792,792

		1,709,292

Food Products (2.00%)
Green Mountain Coffee Roasters, Inc.(a)	28,100	1,815,541
Mead Johnson Nutrition Co.	19,100	1,106,463

		2,922,004

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2011	7

Schedule of Investments	Liberty All-Star® Growth Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
ENERGY (10.21%)
Energy Equipment & Services (7.36%)
CARBO Ceramics, Inc.	6,000	$846,720
Core Laboratories N.V.(a)	23,757	2,427,253
Dril-Quip, Inc.(a)	11,114	878,339
FMC Technologies, Inc.(a)	25,000	2,362,000
Oceaneering International, Inc.(a)	26,800	2,397,260
Schlumberger Ltd.	19,795	1,846,082

		10,757,654

Oil, Gas & Consumable Fuels (2.85%)
Brigham Exploration Co.(a)	29,800	1,107,964
Occidental Petroleum Corp.(a)	15,600	1,630,044
Plains Exploration & Production Co.(a)	17,800	644,894
Ultra Petroleum Corp.(a)	15,700	773,225

		4,156,127

FINANCIALS (11.01%)
Capital Markets (4.05%)
Affiliated Managers Group, Inc.(a)	13,383	1,463,699
The Charles Schwab Corp.	49,100	885,273
Duff & Phelps Corp., Class A	25,383	405,620
FXCM, Inc., Class A	15,186	197,874
Janus Capital Group, Inc.	76,400	952,708
SEI Investments Co.	40,100	957,588
T. Rowe Price Group, Inc.(a)	15,800	1,049,436

		5,912,198

Commercial Banks (1.18%)
Signature Bank(a)	30,509	1,720,707

Consumer Finance (0.51%)
Green Dot Corp., Class A(a)	17,300	742,343

Diversified Financial Services (2.34%)
MSCI, Inc., Class A(a)	47,024	1,731,424
Portfolio Recovery Associates, Inc.(a)	19,856	1,690,341

		3,421,765

Insurance (2.00%)
ACE Ltd.(a)	31,600	2,044,520
Greenlight Capital Re Ltd., Class A(a)	31,311	883,283

		2,927,803

Real Estate Management & Development (0.93%)
China Real Estate Information Corp.(a)(b)	32,941	257,269
FirstService Corp.(a)	29,097	1,106,559

		1,363,828

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
HEALTH CARE (14.33%)
Biotechnology (3.01%)
BioMarin Pharmaceutical, Inc.(a)	58,305	$1,465,205
Dendreon Corp.(a)	25,100	939,493
Human Genome Sciences, Inc.(a)	27,488	754,545
Ironwood Pharmaceuticals, Inc.(a)	20,000	280,000
Vertex Pharmaceuticals, Inc.(a)	19,900	953,807

		4,393,050

Health Care Equipment & Supplies (4.34%)
Accuray, Inc.(a)	54,634	493,345
Intuitive Surgical, Inc.(a)	7,300	2,434,258
Masimo Corp.	26,750	885,425
ResMed, Inc.(a)	10,467	314,010
Varian Medical Systems, Inc.(a)	22,600	1,528,664
Volcano Corp.(a)	26,700	683,520

		6,339,222

Health Care Providers & Services (2.06%)
IPC The Hospitalist Co., Inc.(a)	12,017	545,692
Lincare Holdings, Inc.	25,565	758,258
PSS World Medical, Inc.(a)	34,110	926,086
VCA Antech, Inc.(a)	31,121	783,627

		3,013,663

Health Care Technology (1.82%)
athenahealth, Inc.(a)	22,583	1,019,171
Cerner Corp.(a)	14,700	1,634,640

		2,653,811

Life Sciences Tools & Services (0.84%)
Life Technologies Corp.(a)	23,500	1,231,870

Pharmaceuticals (2.26%)
Allergan, Inc.	18,000	1,278,360
Mylan, Inc.(a)	38,900	881,863
Teva Pharmaceutical Industries Ltd.(b)	22,710	1,139,361

		3,299,584

INDUSTRIALS (17.38%)
Aerospace & Defense (2.70%)
Aerovironment, Inc.(a)	27,200	951,184
HEICO Corp.	14,499	906,478
Precision Castparts Corp.	8,200	1,206,876
TransDigm Group, Inc.(a)	10,570	886,083

		3,950,621

Air Freight & Logistics (3.50%)
C.H. Robinson Worldwide, Inc.(a)	40,200	2,980,026

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2011	9

Schedule of Investments	Liberty All-Star® Growth Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Air Freight & Logistics (continued)
Expeditors International of Washington, Inc.	42,500	$2,130,950

		5,110,976

Commercial Services & Supplies (2.20%)
American Reprographics Co.(a)	66,379	687,023
Ritchie Bros. Auctioneers, Inc.	13,305	374,536
Stericycle, Inc.(a)	13,035	1,155,813
Waste Connections, Inc.	34,717	999,502

		3,216,874

Electrical Equipment (2.39%)
II-VI, Inc.(a)	14,974	744,957
Rockwell Automation, Inc.(a)	29,100	2,754,315

		3,499,272

Machinery (0.81%)
Graco, Inc.	20,394	927,723
Watts Water Technologies, Inc., Class A	6,528	249,304

		1,177,027

Professional Services (4.85%)
Huron Consulting Group, Inc.(a)	29,942	829,094
ICF International, Inc.(a)	18,196	373,746
IHS, Inc., Class A(a)	25,713	2,282,029
Resources Connection, Inc.	99,400	1,927,366
Robert Half International, Inc.	32,700	1,000,620
Stantec, Inc.(a)	22,249	667,692

		7,080,547

Road & Rail (0.93%)
Knight Transportation, Inc.	24,846	478,286
Landstar System, Inc.	19,133	873,995

		1,352,281

INFORMATION TECHNOLOGY (25.94%)
Communications Equipment (3.59%)
Aruba Networks, Inc.(a)	31,300	1,059,192
F5 Networks, Inc.(a)	3,800	389,766
InterDigital, Inc.	5,587	266,556
Polycom, Inc.(a)	18,968	983,491
QUALCOMM, Inc.	46,365	2,542,193

		5,241,198

Computers & Peripherals (2.04%)
Apple, Inc.(a)	8,560	2,982,732

Electronic Equipment & Instruments (1.48%)
FARO Technologies, Inc.(a)	19,267	770,680
FLIR Systems, Inc.	18,857	652,641

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electronic Equipment & Instruments (continued)
National Instruments Corp.	22,455	$735,850

		2,159,171

Internet Software & Services (5.11%)
Baidu, Inc.(a)(b)	16,200	2,232,522
comScore, Inc.(a)	12,327	363,770
Cornerstone OnDemand, Inc.(a)	2,091	38,119
Google, Inc., Class A(a)	3,575	2,095,701
Monster Worldwide, Inc.(a)	55,194	877,584
Qihoo 360 Technology Co. Ltd.(a)(b)	1,100	32,549
VistaPrint Ltd.(a)	15,832	821,681
Youku.com, Inc.(a)(b)	21,164	1,005,501

		7,467,427

IT Services (4.09%)
Alliance Data Systems Corp.(a)	10,100	867,489
Cognizant Technology Solutions Corp., Class A(a)	20,100	1,636,140
FleetCor Technologies, Inc.(a)	9,327	304,620
ServiceSource International, Inc.(a)	1,000	12,180
VeriFone Systems, Inc.(a)	40,376	2,218,661
Visa, Inc., Class A	12,715	936,078

		5,975,168

Semiconductors & Semiconductor Equipment (2.75%)
ARM Holdings PLC(b)	72,750	2,049,368
Cavium Networks, Inc.(a)	21,588	969,949
Hittite Microwave Corp.(a)	15,642	997,490

		4,016,807

Software (6.88%)
ANSYS, Inc.(a)	23,330	1,264,253
Concur Technologies, Inc.(a)	12,781	708,707
QLIK Technologies, Inc.(a)	38,077	990,002
RealPage, Inc.(a)	24,727	685,680
Salesforce.com, Inc.(a)	22,000	2,938,760
Solera Holdings, Inc.	23,363	1,193,849
SuccessFactors, Inc.(a)	22,800	891,252
VMware, Inc., Class A(a)	16,860	1,374,764

		10,047,267

MATERIALS (2.05%)
Chemicals (1.61%)
CF Industries Holdings, Inc.	6,200	848,098
Praxair, Inc.(a)	14,800	1,503,680

		2,351,778

Metals & Mining (0.44%)
Silver Wheaton Corp.	14,700	637,392

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2011	11

Schedule of Investments	Liberty All-Star® Growth Fund

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
TELECOMMUNICATION SERVICES (1.23%)
Wireless Telecommunication Services (1.23%)
American Tower Corp., Class A(a)	34,600	$1,792,972

UTILITIES (0.67%)
Electric Utilities (0.67%)
ITC Holdings Corp.(a)	13,953	975,315

TOTAL COMMON STOCKS (COST OF $107,192,024)		143,006,279

	PAR VALUE
SHORT TERM INVESTMENT (2.27%)
REPURCHASE AGREEMENT (2.27%)
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/11, due 04/01/11 at 0.01%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $3,383,019 (Repurchase proceeds of $3,309,001)	$3,309,000	3,309,000

TOTAL SHORT TERM INVESTMENT (COST OF $3,309,000)		3,309,000

TOTAL INVESTMENTS (100.18%) (COST OF $110,501,024)(c)		146,315,279
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.18%)		(258,445)

NET ASSETS (100.00%)		$146,056,834

NET ASSET VALUE PER SHARE (30,080,350 SHARES OUTSTANDING)		$4.86

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $110,840,294.

Gross unrealized appreciation and depreciation at March 31, 2011 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$38,863,758
Gross unrealized depreciation	(3,388,773)
Net unrealized appreciation	$35,474,985

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Liberty All-Star® Growth Fund’s (the “Fund”) Board of Directors (the “Board”).

Foreign Securities

The Fund invests in foreign securities including American Depositary Receipts, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following the three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

First Quarter Report (Unaudited) | March 31, 2011	13

Notes to Schedule of Investments	Liberty All-Star® Growth Fund
March 31, 2011 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments

Level 2 –	Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

	Valuation Inputs
Investments in Securities at
Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$143,006,279	$–	$–	$143,006,279
Short Term Investment	–	3,309,000	–	3,309,000
Total	$143,006,279	$3,309,000	$–	$146,315,279

*See	Schedule of Investments for industry classifications

For the three months ended March 31, 2011, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily-defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

First Quarter Report (Unaudited) | March 31, 2011	15

Description of Lipper Benchmark and Market Indices	Liberty All-Star® Growth Fund

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

16	www.all-starfunds.com

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com
DIRECTORS
John A. Benning*
INDEPENDENT REGISTERED	Thomas W. Brock*
PUBLIC ACCOUNTING FIRM	Edmund J. Burke
Deloitte & Touche LLP	George R. Gaspari*
555 Seventeenth Street, Suite 3600	Richard W. Lowry*, Chairman
Denver, Colorado 80202	Dr. John J. Neuhauser*
Richard C. Rantzow*
CUSTODIAN
State Street Bank & Trust Company	OFFICERS
One Lincoln Street	William R. Parmentier, Jr., President
Boston, Massachusetts 02111	Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
INVESTOR ASSISTANCE,	Kimberly R. Storms, Assistant Treasurer
TRANSFER & DIVIDEND	Stephanie Barres, Secretary
DISBURSING AGENT & REGISTRAR	Melanie H. Zimdars, Chief Compliance Officer
Computershare Trust Company, N.A.
P.O. Box 43078	* Member of the Audit Committee
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863) www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000395 07/31/11